                                 PROXY STATEMENT

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.______)

                           FILED BY THE REGISTRANT [X]
                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           CHECK THE APPROPRIATE BOX:

                         [ ] PRELIMINARY PROXY STATEMENT
              [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                       (AS PERMITTED BY RULE 14A-6(E)(2))
                        [ X ] DEFINITIVE PROXY STATEMENT
                       [ ] DEFINITIVE ADDITIONAL MATERIALS
               [ ] SOLICITING MATERIAL PURSUANT TO SEC. 240.14A-12

                          FIRST MCMINNVILLE CORPORATION

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  (NAME OF PERSON(S) FILING PROXY STATEMENT, IF
                           OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] NO FEE REQUIRED

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

         (1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION  APPLIES:
         (2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
         (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
         (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
         (5)  TOTAL FEE PAID:

                  [   ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

                  [   ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS
                        PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.
                        (1) AMOUNT PREVIOUSLY PAID:
                        (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
                        (3) FILING PARTY:
                        (4) DATE FILED:

                          FIRST MCMINNVILLE CORPORATION
                              200 EAST MAIN STREET
                          MCMINNVILLE, TENNESSEE 37110


                          A LETTER TO OUR SHAREHOLDERS



                                 March 12, 2004


Dear Shareholder:

         You are cordially invited to attend the 2004 Annual Meeting of Shareholders of First McMinnville Corporation (the "Company") to be held on April 13, 2004, at 2:30 o'clock p.m., local time, in the Board Room of The First National Bank of McMinnville, 200 East Main Street, McMinnville, Tennessee. At the Annual Meeting, Shareholders of record and beneficial owners as of February 29, 2004, will be entitled to vote upon the election of Directors who will serve until their successors have been elected and qualified. In addition, the Shareholders will vote upon the ratification of the appointment of Maggart & Associates, P.C., as the Company's independent auditors for the fiscal year ending December 31, 2004, as well as any other business that may properly come before the Annual Meeting.

         The enclosed Proxy Statement describes the proposed election of Directors and ratification of appointment of independent auditors, and it contains other information about the Annual Meeting. Please read these materials carefully. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE WITHOUT DELAY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU WISH BY FOLLOWING THE INSTRUCTIONS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT BY GIVING APPROPRIATE NOTICE ANY TIME BEFORE YOUR PROXY IS VOTED.

         If you have any questions about any matter related to our Company or First National Bank, I trust that you know that I and the other members of the Staff will be delighted to discuss them with you and to try to answer your questions.

         On behalf of your Board of Directors, I urge you to vote FOR Proposals 1 and 2 which are described in the Proxy Statement and set forth on the Proxy Card. I look forward to seeing you at the Annual Meeting.

                                  Sincerely,

                                  FIRST MCMINNVILLE CORPORATION



                                  /s/ Charles C. Jacobs

                                  Charles C. Jacobs, Chairman of the Board

                          FIRST MCMINNVILLE CORPORATION
                              200 EAST MAIN STREET
                          MCMINNVILLE, TENNESSEE 37110

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO:             Our Shareholders

DATE:           Tuesday, April 13, 2004

TIME:           2:30 p.m., Local Time in McMinnville, Tennessee (Central Time)

PLACE:          First National Bank's Board Room
                200 East Main Street
                McMinnville, Tennessee 37110

ITEMS OF BUSINESS:         1)     to elect John Gregory Brock, Arthur J. Dyer,
                                  Rufus W. Gonder, G. B. Greene, and Robert
                                  W. Jones, who are the five Directors from Director Class II;

                           2)     to ratify the selection of Maggart &
                                  Associates, P.C., as the Company's
                                  independent auditors for the year ending
                                  December 31, 2004; and

                           3) to conduct other business properly brought before the meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with such proxy holder's best judgment on such other business, if any, as may properly come before the Annual Meeting or any postponement or adjournment thereof.

WHO MAY VOTE:       You can vote if you were a Shareholder of record at the
                    Company's close of business on February 29, 2004.

ADJOURNMENT:        If necessary, your proxy will be voted to adjourn
                    the Annual Meeting to a later date to permit further solicitation of proxies if there are insufficient votes at the time of the meeting to constitute a quorum.

DATE OF MAILING:    This Proxy Statement and the Company's Annual Report for the
                    year ended December 31, 2003, together with the form of proxy for the Annual Meeting, are first being mailed to Shareholders on or about March 12, 2004.

By Order of the Board of Directors


/s/ Carol Locke

Carol Locke, Secretary
McMinnville, Tennessee
March 12, 2004

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                          FIRST MCMINNVILLE CORPORATION


                         ANNUAL MEETING OF SHAREHOLDERS


                                TABLE OF CONTENTS




Notice of Annual Meeting.........................................................................-i-

Table of Contents...............................................................................-ii-

Introduction.......................................................................................1

Questions and Answers about the Proxy Materials And the 2004 Annual Meeting........................2

Proposal No. 1 - Election of Directors.............................................................9

The Company's Corporate Governance Structure:

        The FMC Board of Directors and Its Committees.............................................11

Executive Officers................................................................................14

Executive Compensation............................................................................15

Audit Committee...................................................................................21

Report of the Audit Committee.....................................................................22

Principal Auditor Fees and Services...............................................................23

Proposal No. 2 - Ratification of Independent Auditors.............................................24

Stock Ownership of Management and Certain Beneficial Owners.......................................25

Section 16(a) Beneficial Ownership Reporting Compliance...........................................27

Certain Transactions..............................................................................27

The Company's Nomination Process..................................................................28

Shareholder Proposals and Nominations for the 2005 Annual Meeting.................................29

                                 PROXY STATEMENT

                                       OF

                          FIRST MCMINNVILLE CORPORATION


                       2004 ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 13, 2004

                                    2:30 P.M.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                                  INTRODUCTION

This Proxy Statement is being furnished to the Shareholders of First McMinnville Corporation ("our Company") who hold shares of record, and to certain beneficial owners, at the close of the Company's business on February 29, 2004 in connection with the 2004 Annual Meeting of Shareholders of the Company. The annual meeting is scheduled to be held in the Board Room of The First National Bank of McMinnville, 200 East Main Street, McMinnville, Tennessee 37110, on Tuesday, April 13, 2004, at 2:30 o'clock p.m. local time. (All times are Central Time.) The notice of annual meeting and this proxy statement are being first mailed to shareholders on or about March 12, 2004.

Each copy of this Proxy Statement mailed to shareholders is accompanied by a form of proxy solicited by the board of directors of the Company for use at the annual meeting and at any postponement(s) or adjournment(s) thereof. The proxy will be used for the items of business described in these materials and, if necessary, to adjourn the meeting to a later date (and/or postpone it to a later time) to permit further solicitation of proxies if there are insufficient votes at the time of the meeting to constitute a quorum.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, such information or representation should not be relied upon as having been authorized by the Company. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of mailing this Proxy Statement.

Proxies are being solicited by and on behalf of the board of directors of First McMinnville Corporation.

                 QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
                AND THE 2004 ANNUAL MEETING OF FMC'S SHAREHOLDERS


Q:       WHY AM I RECEIVING THESE MATERIALS?


A: The Board of Directors (the "board") of First McMinnville Corporation, a Tennessee corporation ("our Company" or "FMC"), is providing these proxy materials for you in connection with FMC's annual meeting of shareholders which will take place on April 13, 2004. As a shareholder, you are invited to attend the annual meeting and you are entitled to and requested to vote on the items of business described in this proxy statement. The FMC board of directors is soliciting your proxy for use at the 2004 Annual Meeting.

Q:       WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and certain of the Company's most highly paid executive officers, and certain other required information.

Q:       HOW MAY I OBTAIN A COPY OF FMC'S ANNUAL REPORT TO SHAREHOLDERS?

A:       A copy of FMC's Annual Report to Shareholders is enclosed.

Q:       HOW MAY I OBTAIN FMC'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE
         SEC?

A: SHAREHOLDERS MAY REQUEST A FREE COPY OF FMC'S 2003 ANNUAL REPORT FORM 10-K, AFTER IT IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") ON OR ABOUT MARCH 30, 2004, FROM:

                          FIRST MCMINNVILLE CORPORATION
                             ATTN: INVESTOR SERVICES
                              200 EAST MAIN STREET
                          MCMINNVILLE, TENNESSEE 37110

FMC will also furnish shareholders any exhibit to the 2003 Form 10-K if specifically requested.

Q:       WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: The items of business scheduled to be voted on at the annual meeting are:

- The election of five directors, John Gregory Brock, Arthur J. Dyer, Rufus W. Gonder, G. B. Greene, and Robert W. Jones from Class II, for a term of three years and until each such director's successor has been elected and qualified; and

- The ratification of the Audit Committee's decision to select Maggart & Associates, P.C., as our Company's independent auditors for the fiscal year ending December 31, 2004.

- We will also consider other business that properly comes before the annual meeting.

Q:       HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A: Our Board recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" the ratification of independent auditors for the 2004 fiscal year.

Q:       HOW DO I VOTE?

A: You may vote in person at the meeting or you may complete, sign and return the enclosed proxy card. Votes submitted by proxy will be voted by the individuals named on the proxy card ("proxies" or "proxy holders") in the manner you indicate. You may vote in favor of any nominee or withhold your votes as to any nominee. You may also vote for or against, or abstain, with respect to the ratification of the independent accountants chosen by the Company's Audit Committee.

         Unless otherwise required by law, all other matters, including the ratification of auditors, shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked "abstain" as to that matter.

         You should sign and date your proxy, and return it to us by mail in the enclosed envelope. If your proxy is not dated, the Company may (but is not required to) deem it to be dated as of the date of the annual meeting.

Q:       WHAT SHARES CAN I VOTE?

A: Each share of FMC common stock issued and outstanding as of the close of business on February 29, 2004, the Record Date, is entitled to be voted on all items being voted upon at the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the Record Date we had approximately 1,043,533 shares of common stock issued and outstanding.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Many FMC shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

         SHAREHOLDER OF RECORD

         If your shares are registered directly in your name with FMC's transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by FMC. As the shareholder of record, you have the right to grant your voting proxy directly to FMC or to vote in person at the meeting. FMC has enclosed or sent a proxy card for you to use.

         BENEFICIAL OWNER

         If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

         Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:       WHAT SHOULD I DO NOW?

A: Indicate on your proxy card how you want to vote, and sign and mail the proxy card in the enclosed postage prepaid envelope as soon as possible, so that your shares will be represented at the annual meeting.

         If you sign and send in your proxy and do not indicate how you want to vote, your proxy will be voted in favor of the director-nominee(s) and for the ratification of the named independent auditors, as well as in the discretion of the proxy with respect to any other business that may properly come before the annual meeting.

Q:       HOW CAN I ATTEND THE ANNUAL MEETING?

A: You are entitled to attend the annual meeting only if you were a FMC shareholder or joint holder as of the close of business on February 29, 2004, which is the Record Date, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement on or prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting.


         The meeting will begin promptly at 2:30 p.m., local time in McMinnville, Tennessee. (All dates and times are local time in McMinnville, Tennessee, which is located in the Central Time Zone in the United States of America.) Sign-in for the meeting will begin at 1:30 p.m. Please allow ample time for the sign-in procedures.

Q:       HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend and request that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:       HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

         BY MAIL -- Shareholders of record of FMC common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. First McMinnville Corporation shareholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelope.

Q:       CAN I CHANGE MY VOTE?

A: You may change your vote at any time prior to time of the first vote or use of your proxy at the annual meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the FMC Corporate Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:       WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact:

                          First McMinnville Corporation
                                Investor Services
                              200 East Main Street
                          McMinnville, Tennessee 37110
         Shareholders, Banks and Brokers (call collect): (931) 473-4402


         If you need additional copies of this proxy statement or voting materials, please contact First McMinnville Corporation's Investor Services Department as described above or send an e-mail to: fnbmt@blomand.net.

Q:       IS MY VOTE CONFIDENTIAL?

A. Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within FMC or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Shareholders might provide written comments on their proxy card, which would then be forwarded to our management.

Q: HOW MANY SHARES MUST BE PRESENT OR REPRESENTED TO CONDUCT BUSINESS AT THE ANNUAL MEETING?

A: A quorum of the shareholders is necessary to hold a valid meeting. If the holders of at least a majority of our shares are present in person or by proxy, a quorum will exist. Once a shareholder is present for any purpose, then that shareholder's shares will be counted towards the quorum requirement (unless the annual meeting is adjourned and a new record date is set for the adjourned meeting), even if the holder of the shares abstains from voting with respect to any matter brought before the annual meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:       HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or you may vote to "WITHHOLD" authority to vote with respect to one or more of the nominees. Each share is entitled to one vote on all matters.

         For all other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of FMC's nominees to the Board, "FOR" ratification of the independent auditors, and in the discretion of the proxy holders on any other matters that properly come before the meeting).

Q:       WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote at the annual meeting. Therefore, in the election of directors, the five persons receiving the highest number of "FOR" votes at the annual meeting will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the annual meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Q:       IS CUMULATIVE VOTING PERMITTED FOR THE ELECTION OF DIRECTORS?

A: No. Our charter does not permit cumulative voting on any matter. Each share of common stock outstanding as of the close of business on the Record Date is entitled to one vote.

Q:       WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board.

Q:       WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each FMC proxy card and voting instruction card that you receive.

Q:       HOW MAY I OBTAIN A SEPARATE SET OF VOTING MATERIALS?

A: If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

                          First McMinnville Corporation
                             Attn: Investor Services
                              200 East Main Street
                          McMinnville, Tennessee 37110

         Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Q:       WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A: FMC is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities but whose expenses (if any) will be reimbursed. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders. The Company does not presently intend to employ or to compensate any other persons or entities to solicit proxies in connection with the annual meeting, but reserves the right to do so.

Q:       WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: We intend to announce preliminary voting results at the annual meeting and to publish final results in our quarterly report on Form 10-Q for the second quarter of 2004.

Q: WHAT IS THE DEADLINE TO PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals, including director nominations, for consideration at future shareholder meetings. However, the procedures specified in our Company's bylaws and in Rule 14a-8 issued by the SEC must be carefully followed. (You may also refer to "Shareholder Proposals and Nominations for the 2005 Meeting" below.)

Q:       WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

A: Proxies that are signed and returned but do not contain instructions will be voted FOR the election of all nominees as directors and FOR the ratification of the selection of Maggart & Associates, P.C., as the Company's independent auditors for fiscal year 2004. (The Company's "fiscal year" is the calendar year, which ends on December 31st.)

Q:       HOW DOES DISCRETIONARY AUTHORITY APPLY?

A: If you sign your proxy but do not make any selections, you give discretionary authority to the proxy holders to vote on the proposals (the election of directors and the ratification of auditors) and other matters described in this document. In addition, every proxy gives the holder discretionary authority to vote on ministerial matters (like approving the minutes of the last meeting) and other matters that arise at the meeting of which management is presently not aware. However, the proxy holders selected by the Company will not vote any proxy that withholds authority or that is voted against the full slate of directors in favor of any postponement or adjournment of the meeting.

Q:       HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

A: Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes either in favor of or against a particular proposal. If a broker or nominee holding shares in "street" name indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be voted with respect to that matter and will be disregarded for the purpose of determining the total number of votes cast with respect to a proposal.

Q: HOW DO I COMMUNICATE WITH OUR BOARD OR THE NON-MANAGEMENT DIRECTORS ON OUR BOARD?

A: You may communicate with our Board by sending a letter to the Board of Directors, First McMinnville Corporation, Attention: Corporate Secretary, at 200 East Main Street, McMinnville, Tennessee 37110. Communications intended for non-management directors should be directed to the Chair of the Audit Committee at such address.

Q:       CAN I MAKE NOMINATIONS FROM THE FLOOR AT THE ANNUAL MEETING?

A: No. As discussed above, although shareholders can nominate directors, nominations must be made before the meeting and must contain information that the other shareholders would need to make an informed decision about the nominees. These procedures are set forth in the Company's bylaws, and a copy of the procedures can be obtained by shareholders in the same manner as provided for obtaining a copy of the Annual Report on Form 10-K as described in this document.

Q: CAN A SHAREHOLDER BRING UP "OTHER BUSINESS" FROM THE FLOOR OF THE ANNUAL MEETING?

A: Generally, business cannot be proposed from the floor of the annual meeting and, if so proposed, it can be deemed to be out of order by the chairperson of the annual meeting. The board of directors does not know of any other business to be presented to the annual meeting and does not intend to bring other matters before the annual meeting. However, if any other matters properly come before the annual meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment and interest of the Company to the extent that the Company's charter and bylaws permit such consideration. No shareholder has informed the Company of any intention to propose any other matter to be acted upon at the annual meeting. Accordingly, the persons named in the accompanying proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this Proxy Statement, subject to any restrictions set forth in the Company's charter and bylaws. For these reasons, the board deems it unlikely that "other business" can properly be raised at the annual meeting.

Q:       DOES OUR COMPANY HAVE A CODE OF ETHICS?

A: The Company has adopted a Code of Ethics which is applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Ethics is also applicable to our Company's board of directors. The Code of Ethics is available for inspection at the Company's offices at 200 East Main Street, McMinnville, Tennessee 37110, during the Company's normal business hours by appointment with Carol Locke, who works with Investor Services. The Company intends to give notices of amendments to or waivers from its Code of Ethics (to the extent applicable to the Company's directors, chief executive officer, principal financial officer or principal accounting officer) by appropriate filings on Form 8-K.

Q:       DOES OUR COMPANY HAVE A PRIMARY INVESTOR SERVICES CONTACT PERSON?

A: Yes. The Company has appointed Charles C. Jacobs, Chairman and CEO, as its principal Investor Services spokesperson. He may be reached at
         (931) 473-4402, by mail at 200 East Main Street, McMinnville, Tennessee 37110, and by e-mail at fnbmt@blomand.net. The Company utilizes the Bank's Web Site, www.fnbmt.com.

Q:       WHO IS THE COMPANY'S TRANSFER AGENT?

A: The Company has appointed its wholly-owned subsidiary, The First National Bank of McMinnville, as the Company's transfer agent. The Bank is located at 200 East Main Street, McMinnville, Tennessee 37110, telephone (931) 473-4402.


                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS


Q:       HOW ARE DIRECTORS ELECTED?

A: The Company's board of directors is divided into three groups (called "Classes") of directors. Directors stand for election for three-year terms, with one "Class" standing for election every year. The board has nominated all of the incumbent members of Director Class II as the nominees for this year's election. Nominations can be made by shareholders in accordance with the Company's bylaws, and as set forth below in the section entitled "Shareholder Proposals and Nominations for the 2005 Meeting."

Q:       WHO ARE THE DIRECTOR-NOMINEES THIS YEAR?

A: The nominees are incumbent directors John Gregory Brock, Arthur J. Dyer, Rufus W. Gonder, G. B. Greene, and Robert W. Jones, of Director Class II. If elected, these individuals will hold office until the 2007 Annual Meeting of Shareholders, which is when their Director Class stands again for re-election. Each director is elected to serve the stated term and until such person's successor has been elected and qualified.

Q:       WHAT ARE THE BACKGROUNDS OF THIS YEAR'S NOMINEES?

A: Certain background information concerning the nominees is provided in the following table:


NAME [CLASS]                              AGE          PRINCIPAL OCCUPATION
------------                              ---          --------------------

John Gregory Brock                        48           Major Shareholder of Apex Construction Company.
[Class II]                                             Mr. Brock has served as a Director since 1993.

Arthur J. Dyer                            52           President, Metal Products Company. Mr. Dyer has
[Class II]                                             served as a Director since 1999.

Rufus W. Gonder                           49           Certified Public Accountant. Mr. Gonder has served
[Class II]                                             as a Director since 1999.

G. B. Greene                              64           Printing business, President of Womack Printing
[Class II]                                             Co. Mr. Greene has served as a Director since 1984.

Robert W. Jones                           75           Retired, Former Chairman of First McMinnville
[Class II]                                             Corporation. Mr. Jones has served as a Director
                                                       since 1984.



Q: WHO ARE THE DIRECTORS WHO ARE CONTINUING IN OFFICE WITHOUT RE-ELECTION THIS YEAR?

A: The directors who are continuing in office without standing for re-election are:



NAME [CLASS]                              AGE          PRINCIPAL OCCUPATION
------------                              ---          --------------------
Dean I. Gillespie                         70           President, Bridge Builders, Inc. Mr. Gillespie has
[Class I]                                              served as a Director since 1984.


Charles C. Jacobs                         65           Chief Executive Officer,
[Class III]                                            First McMinnville
                                                       Corporation, January 1994
                                                       - present; Chairman,
                                                       First McMinnville
                                                       Corporation, 2000 -
                                                       present; President of
                                                       First McMinnville
                                                       Corporation 1994 - 2001;
                                                       and Chairman and Chief
                                                       Executive Officer, First
                                                       National Bank, January
                                                       1994 - present;
                                                       President, First National
                                                       Bank, 1988 - 2001. Mr.
                                                       Jacobs has served as a
                                                       Director of First
                                                       McMinnville Corporation
                                                       and First National Bank
                                                       since 1985.




NAME [CLASS]                              AGE          PRINCIPAL OCCUPATION
------------                              ---          --------------------
C. Levoy Knowles                          55           Chief Executive Officer, Ben Lomond Rural
[Class I]                                              Telephone Cooperative. Mr. Knowles has served as a
                                                       Director since 1999.

J. Douglas Milner                         56           General Manager and Vice President, Middle
[Class III]                                            Tennessee Dr. Pepper Bottling Company. Mr. Milner
                                                       has served as a Director since 1995.


John J. Savage, Jr.                       82           Retired; Executive Vice President and Trust
[Class III]                                            Officer, First National Bank through September
                                                       1986. Mr. Savage has served as a Director since
                                                       1984.

Carl M. Stanley                           68           Mr. Stanley is the Chief Manager of
[Class III]                                            Burroughs-Ross-Colville Company, LLC, and he was
                                                       the president of the predecessor of that company.
                                                       Mr. Stanley has served as a Director since 1984.


Q:       WHAT IF A NOMINEE IS UNWILLING OR UNABLE TO SERVE?

A: That is not expected to occur. If it does, proxies will be voted for a substitute designated by the board, if the board decides to designate a substitute. Otherwise, the slot will be left vacant to be filled by the board of directors at a later date.

Q:       WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

A: THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MR. BROCK, MR. DYER, MR. GONDER, MR. GREENE, AND MR. JONES.


                  THE COMPANY'S CORPORATE GOVERNANCE STRUCTURE:

                 THE FMC BOARD OF DIRECTORS AND ITS COMMITTEES


Q:       WHAT IS THE STRUCTURE OF THE COMPANY'S BOARD OF DIRECTORS?

A: According to our Company's charter, our board of directors must consist of between five and twenty-five directors, with the exact number to be set by the board of directors. Currently, our board has eleven directors. Class I has two directors, Class II has five directors, and Class III has four directors. Every year, one of the three director "Classes" stands for election by our shareholders to serve for three-year terms and until each such person's successor has been elected and qualified. If a person is nominated for a Class that is not customarily elected that year, such person is elected for a term that will expire in the year that her or his Class is customarily elected.

Q:       HOW ARE DIRECTORS COMPENSATED?

A: Directors of the Company receive $1,000 for each meeting of the full board of directors attended plus $200 for each committee meeting attended. Generally, these meetings involve many hours and include both First National Bank and First McMinnville Corporation board meetings. However, attendance at the December meeting is not required for a director to receive board fees. Employee directors do not receive committee fees.

Q:       HOW OFTEN DID THE BOARD OF DIRECTORS MEET IN 2003?

A: The board met thirteen times during fiscal year 2003, all but one of which was a regularly scheduled monthly meeting. The Company's board meets jointly with the board of directors of First National Bank. In 2003, each director attended 75% or more of the meetings of the board and the committees to which they have been appointed. Unless otherwise noted, all meetings are held jointly with the board of directors of First National Bank.

Q:       WHAT COMMITTEES DOES OUR BOARD USE?

A: Our board has various standing committees. These committees are joint committees with First National Bank. They include the Executive Committee, the Audit Committee, and the Compensation Committee. The board serves as its own nominating committee. The following table contains information concerning these committees and their activities as they relate strictly to the Company.


Name of Committee and Members           Function of the Committee

Executive Committee                     Generally the executive committee is
-------------------                     authorized to perform a wide
                                        variety of functions for the Company's
2004 Company Membership:                board and to act for and on behalf of
                                        the full board of directors when the
                                        board of directors is not in session.
Carl M. Stanley                         The committee also recommends
G. B. Greene                            administrative procedures and practices
J. Douglas Milner                       to the entire board.
Charles C. Jacobs
                                        However, this Committee may not:

                                        1.   Authorize or declare dividends.

                                        2.   Submit matters to a vote of
                                             Shareholders.

                                        3.   Fill vacancies on the board or any
                                             of its committees.

                                        4.   Amend the charter or adopt, amend
                                             or repeal the bylaws.

                                        5.   Authorize a plan of merger, share
                                             exchange, liquidation, dissolution,
                                             etc.

                                        6.   Authorize or approve the issuance
                                             or sale of Company stock.

                                        This committee met eighteen times in
                                        2003.

Name of Committee and Members                 Function of the Committee


Compensation Committee                  For the Company, this committee:
-----------------------
                                        1.     Makes recommendations to the full
2004 Company Membership:                       board of directors on executive
                                               compensation and other
Carl M. Stanley                                compensation issues.
G. B. Greene
J. Douglas Milner                       2.     Reviews and considers compensation
                                               plans for directors, executive
                                               officers, and other employees.

                                        3.     Evaluates the performance of
                                               executive and other officers and
                                               employees, with a view towards
                                               profitability, long-term growth
                                               and trends, regulatory factors
                                               and ratings, and perceived
                                               performance.

                                        This committee did not meet in 2003 but
                                        met in January of 2004.



Audit Committee                         As to both the Company and First
---------------                         National Bank:
(Joint with Bank's Audit Committee)

                                        1.     Engages, determines the
                                               compensation of, and oversees the
2004 Joint Membership:                         independent external auditors
                                               and the internal auditors.
                                        2.     Reviews the independence of the
                                               independent external auditors
Robert W. Jones                         3.     Reviews and approves the scope
                                               and adequacy of audit plans.
Rufus W. Gonder                         4.     Reviews the scope and adequacy of
                                               internal controls.
Arthur J. Dyer                          5.     Approves significant accounting
                                               principles, concepts, and
                                               practices related to the
                                               financial statements.
                                        6.     Reviews the Bank's financial
                                               results and the Company's
                                               financial results and SEC
                                               filings.
                                        7.     Reviews the internal and external
                                               audit program with the goal of
                                               assuring that the Company's and
                                               the Bank's audit plans, policies
                                               and practices are appropriate.
                                        8.     Reviews audit fees.
                                        9.     Supervises matters relating to
                                               internal and external audit
                                               functions, including the approval
                                               of all auditing and non-auditing
                                               services performed by the
                                               independent auditors and any
                                               other auditing or accounting
                                               firms.
                                        10.    Reviews and sets internal
                                               policies and procedures regarding
                                               audits, accounting and other
                                               financial controls, including the
                                               loan review function.
                                        11.    Approves, reviews, and determines
                                               the adequacy of the Company's
                                               Audit Committee Charter.

                                        This Committee met seven times in 2003.

When acting as its own nominating committee, the board reviews the membership of the boards of both the Company and First National Bank, giving consideration of the availability of other qualified shareholders as board members, and related matters. The board also considers any shareholder nominations made in accordance with the requirement of the Company's charter and bylaws. The board met once in 2003 in connection with nominations.

The Bank has other committees, including the Loan Review Committee, the Trust Investment Committee, the Bank Information System Committee, and the Building Policy Review Committee.

                               EXECUTIVE OFFICERS

The following are the Executive Officers of the Company and/or First National Bank (the "Bank"). Unless otherwise indicated, these officers have served in the indicated capacities during the last five years through the date hereof, except that Mr. Jacobs was elected to serve as Chairman of the Company and the Bank in January of 2000.

   Name                 Age        Office and Business Experience
   ----                 ---        ------------------------------
Charles C. Jacobs       65         Chief Executive Officer, First
                                   McMinnville Corporation, January 1994 -
                                   present; Chairman, First McMinnville
                                   Corporation, 2000 - present; President of
                                   First McMinnville Corporation 1994 - 2001;
                                   and Chairman and Chief Executive Officer,
                                   First National Bank, January 1994 - present;
                                   President, First National Bank, 1988 - 2001.
                                   Mr. Jacobs has served as a Director of First
                                   McMinnville Corporation and First National
                                   Bank since 1985.

P. D. Bogle             57         Senior Vice President, First McMinnville
                                   Corporation, First National Bank.

Larry B. Foster         44         Senior Vice President, First McMinnville
                                   Corporation, First National Bank.

David W. Marrtala       42         Senior Vice President, First McMinnville
                                   Corporation, First National Bank.

Kenny D. Neal           53         Senior Vice President, First McMinnville
                                   Corporation, First National Bank., Chief
                                   Accounting and Financial Officer of both the
                                   Bank and the Company

Cindy Swan              52         Internal Auditor and Compliance Officer for
                                   the Company and the Bank

C. P. Whisenhunt        60         Senior Vice President, First McMinnville
                                   Corporation, First National Bank.

Dwayne Woods            41         Senior Vice President, First McMinnville
                                   Corporation, First National Bank.

Officers are generally elected annually by, and serve at the pleasure of, the board of directors. However, as discussed below under "Executive Compensation," the Company has an employment contract with Mr. Jacobs.

                                       ***

                             EXECUTIVE COMPENSATION


Remuneration of Directors and Officers

There were no changes in the Company's chief executive during the last fiscal year. The following table sets forth the compensation of the Company's Chief Executive Officer for 2003 and the other four most highly compensated executive officers as of December 31, 2003 (if their total annual salary and bonus equaled or exceeded $100,000) for the fiscal years ended December 31, 2003, 2002, and 2001 respectively. The figures below include all compensation paid for all services to the Company for that fiscal year.


                           SUMMARY COMPENSATION TABLE


                      Annual Compensation                         Long-Term Compensation
                                                                      Awards Payouts


                                                                                       Securities
                                                           Other        Restricted     Underlying
                                                           Annual         Stock         Options/        LTIP       All Other
 Name And Principal               Salary       Bonus    Compensation     Award(s)         SARs         Payouts   Compensation
      Position          Year       ($)          ($)       ($)(1)(2)       ($)(3)         (#)(3)          ($)        ($)(4)
      --------          ----       ---          ---       ---------       ------         ------          ---        ------
Charles C. Jacobs
Chairman and CEO       2003     $162,777     $24,417      $13,200          N/A             -0-          $-0-         $23,867

                       2002      165,194      24,779       13,000          N/A             -0-           -0-          20,897

                       2001      153,920      23,088       10,600          N/A             -0-           -0-          19,470


                            NOTES TO PRECEDING TABLE

(1) Pursuant to the instructions to Item 402 of Regulation S-K, the Company has omitted information regarding group life, health, hospitalization, medical reimbursement or relocation plans that do not discriminate in scope, terms or operation, in favor of executive officers or Directors of the Company and that are available generally to all salaried employees. In accordance with the instructions to Item 402(b)(2)(iii)(c), perquisites and other personal benefits, securities, or property, if any, are not reported unless the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive in this table.

(2)      This amount includes director's fees.

(3) The amounts in this column reflect the number of unexercised options granted to the named executive(s) in the year(s) indicated.

(4) This amount represents the Bank's contribution to the Bank's 401(k) plan and defined benefit plan on behalf of the named executive(s).

                                       ***

Stock Option Grants

The Company granted no stock options to the named executive in 2003. The Company grants no stock appreciation rights.


2003 Stock Option Exercises

The table below provides information as to exercises of options under our Company's stock option plan by the named executive officer(s) reflected in the Summary Compensation Table and the year-end value of unexercised options held by such officer(s). (The Company grants no stock appreciation rights.)


    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                               OPTION/SAR VALUES


                                                                       Securities Underlying      Value of Unexercised
                                                                           Unexercised               in-the-Money
                                                                           Options/SARs          Options/SARs At Fiscal
                                                                       At Fiscal Year End (#)         Year End ($)
                                                                       ----------------------    ----------------------
                            Shares Acquired    Value Realized on           Exercisable/                Exercisable/
Name and Title              on Exercise (#)      Exercise ($)           Nonexerciseable(1)          Nonexerciseable(1)
--------------              ---------------      ------------           ------------------          ------------------
Charles C. Jacobs,
Chair and CEO                           -0-               $-0-               7,000/-0-                $123,200/$-0-


                            NOTES TO PRECEDING TABLE

(1) This amount represents the difference between the estimated market price on December 31, 2003 of approximately $46.68 per share and the respective exercise price(s) of the options at the date(s) of grant ($29.08). Such amounts may not necessarily be realized. (These figures have been adjusted to reflect the Company's 2-for-1 stock split effected in fiscal 2003.)

                                       ***


Employment Contract

The Company entered into an employment contract with Mr. Jacobs in June of 1999. Pursuant to that agreement, Mr. Jacobs agreed to serve the Company and First National Bank as President and Chief Executive Officer. That agreement was for a term of approximately four years. By its terms, the agreement automatically extended on December 31, 2003 for one year, subject to automatic extensions for one year periods on each annual anniversary date hereof (i) unless the board of directors delivers Jacobs a copy of its resolution revoking such automatic renewal on or before any such anniversary date or (ii) unless Jacobs notifies the board of directors in writing on or before any such anniversary date that he is revoking such automatic renewal.

Pursuant to this agreement, Mr. Jacobs' base salary is determined by the board of directors. However, prior to a change in control (as defined below), so long as First National Bank's return on average assets is not less than one percent, Mr. Jacobs' salary may not be lowered, and, after the commencement of a change in control, his salary shall not be lower than his annual salary for the year in which any Change of Control Transaction commences. Mr. Jacobs is also entitled to receive an annual salary adjustment. This shall occur on January 1 of each year (or part of a year) during the term of the agreement, commencing January 1st of the year in which any Change of Control is deemed to occur pursuant to this agreement.

Beginning with any change in control, Mr. Jacobs' salary shall be increased annually by not less than an amount equal to a percentage equal to 100% of the amount reasonably determined by the Company to be the increase (if any) in the consumer price index for the preceding year. There would be no increase (or decrease) in the event that such consumer price index were determined by the Company not to have increased (or to have declined).

Under Mr. Jacobs' contract, a "change in control" is deemed to occur when:

(1) There is any "change in control" of the Company or the Bank as such term is defined on the date hereof in the federal Change in Bank Control Act and any comparable laws, rules, and regulations currently in effect.

(2) Any merger, reorganization, consolidation, substantial disposition of assets, liquidation or comparable transaction affecting the Bank, the Company, or any material affiliate of either the Bank or the Company.

In addition, a "change in control" shall be deemed to have occurred in the event that a Distribution Date occurs under the Shareholders Rights Agreement of the Company dated June 10, 1997, as the term "Distribution Date" is defined in such Shareholders Rights Agreement, or would have been deemed to have occurred but for an amendment or termination of such Shareholders Rights Agreement at some future time.

Mr. Jacobs shall have the right to receive a bonus, before a change in control, as determined by the Company's board of directors. After a change in control he is to receive a bonus for any year in which a change in control occurs, and for each year thereafter, equal to the highest amount awarded by any affiliate of the Company and/or First National Bank to any officer of any financial institution owned or otherwise controlled, directly or indirectly, by such affiliate or, if the company then controlling First National Bank or the Company does not at any time own another financial institution other than First National Bank, then the bonus shall be equal to the highest bonus paid to any officer, director, or employee of such company or any affiliate thereof, who acts in the capacity of a regional and/or multi-bank administrator.

Mr. Jacobs is subject to the Company's employment, personnel, and all other policies as in effect on the date of his agreement and in effect from time to time as long as no changes in such policies alter or diminish his rights under his employment agreement. Mr. Jacobs can be terminated for cause, which is defined to mean any one or more acts of theft, embezzlement, fraud or dishonesty; any material uncured breach or violation of his employment agreement; any order issued by any federal banking agency requiring his termination; any willful, uncured failure by Mr. Jacobs to perform his duties under the agreement; and/or any deliberate and knowing act by him that was intended to harm, and did, harm the Company and/or First National Bank in a materially demonstrable financial manner.

Mr. Jacobs can terminate the contract for cause if the Company persists in a wilful breach of the agreement. If Mr. Jacobs is terminated for cause, of if he resigns without cause, he will be subject to a non-competition agreement for one year after the date of his termination. If Mr. Jacobs' employment is terminated without cause, he will receive a lump sum severance payment equal to five times his compensation. Here, the term "compensation" means the sum of Jacobs' salary and bonus for the immediately preceding calendar year (or, if greater, the sum of his salary and bonus for the then current calendar year).

Mr. Jacobs' employment agreement terminates upon his death or disability and he is entitled to certain benefits in the event of his termination resulting from disability. The agreement also contains a covenant by Mr. Jacobs not to disclose any of the Company's confidential information or trade secrets.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2003, our Company's compensation committee consisted of directors Greene, Milner and Stanley. From time to time, First National Bank makes loans to Bank and

Company directors, and related persons and entities, in the ordinary course of its business. Please refer to the section entitled "Certain Transactions" that appears elsewhere in this document.

No member of our committee is, or was during 2003, an officer or employee of the Company or any subsidiary of the Company, and none has served in such a capacity. Other than transactions described in this document, none had any relationship with the Company that requires disclosure under the SEC's proxy solicitation rules.

No executive officer of the Company served during 2003 (i) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company, or
(ii) as a director of another entity, one of whose executive officers serviced on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Board Compensation Committee Report on Executive Compensation

The executive compensation committee, in conjunction with the compensation sub committee of the Bank's executive committee, reviews compensation paid to the chief executive officer. The committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable financial institutions in and around the Company's market areas, including institutions with total assets of between $150 million and $1 billion. Although the committee does not specifically set compensation levels for the chief executive officer based on whether particular financial goals have been achieved by the Company, the committee does consider the overall profitability of the Company when making these decisions. The compensation committee has the following goals for compensation programs impacting the chief executive officer of the Company:

- To provide motivation for the chief executive officer to enhance stockholder value by linking compensation to the future value of the Company's stock;

- To retain the chief executive officer who has led the Company to build its existing market franchise and to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and

- To maintain reasonable fixed compensation costs by targeting the base salary at a competitive average.

For the year ended December 31, 2003, Charles C. Jacobs, Chairman and Chief Executive Officer, received a base salary of $162,777 in recognition of his continued leadership in the management of the Company, as well as a bonus of $24,417. The compensation committee will consider the annual compensation paid to the chief executive officers of publicly owned financial institutions nationally, in the State of Tennessee and surrounding states with assets of between $150 million and $1 billion and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the chief executive officers in the future.

Impact of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by publicly held corporations to $1 million per employee. Based on the amounts earned by the employees of the Company and Bank, the Company does not believe that the $1 million limitation will affect the Company or the Bank. In addition, this limitation generally does not apply to compensation based on performance goals if certain requirements are met. The Company believes its stock incentive plans and payments of target incentive payments are "performance-based" and satisfy Section 162(m). The committee intends for all compensation paid to our executives to be fully deductible under federal tax laws and intends to take such steps as are necessary to ensure continuing deductibility.

This report on executive compensation for the 2003 fiscal year has been furnished by the members of the Compensation Committee.

- Carl M. Stanley, Chair
- G. B. Greene
- J. Douglas Milner

Benefits

In April 1997, the stockholders of the Company approved the 1997 First McMinnville Corporation Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan provides for the granting of stock options, and authorizes the issuance of common stock upon the exercise of such options, for up to 105,000 shares of common stock, to employees, nonemployee Directors and advisors of the Company, of which 3,000 were specified in the Stock Option Plan to be granted to each then-current Director of the Company. (These share numbers reflect the 2-for-1 stock split effective in 2003.)

Under the Stock Option Plan, stock option awards may be granted in the form of incentive stock options or nonstatutory stock options, and are generally exercisable for up to ten years following the date such option awards are granted. Exercise prices of incentive stock options must be equal to or greater than 100% of the fair market value of common stock on the grant date.

The Stock Option Committee designated by the board administers the Stock Option Plan. The Stock Option Plan may be terminated at any time by the board of directors. Options granted under the Stock Option Plan are exercisable as determined by the board of directors and can generally be expected to vest approximately 10% per year over a ten year period and to expire, if unexercised, after ten years, although this period may be shortened by the board. The Stock Option Plan provides that options must be exercised no later than ten years after being granted (five years in the case of incentive Stock Options granted to an employee who owns more than 10% of the voting power of all stock).

The Stock Option Plan provides that the board of directors shall approve the exercise price of options on the date of grant, which for incentive stock options cannot be less than the fair market value of the Company's common stock on that date (110% of the fair market value for Incentive Stock Options granted to any employee who owns more than 10% of the voting stock). The number of shares which may be issued under the Stock Option Plan and the exercise prices for outstanding options are subject to adjustment in the event that the number of outstanding shares of common stock are changed by reason of stock splits, stock dividends, reclassifications or recapitalizations. In addition, upon a merger or consolidation involving the Company, participants may be entitled to shares in the surviving corporation upon the terms set forth in the Stock Option Plan.

Options granted under the Stock Option Plan are nontransferable, other than by will, the laws of descent and distribution or, for nonstatutory stock options, pursuant to certain domestic relations orders. Payment for shares of common stock to be issued upon exercise of an option may, if permitted in the option agreement, be made in cash, by delivery of common stock valued at its fair market value on the date of exercise or delivery of a promissory note as specified in the option agreement. Note 19 to the Consolidated Financial Statements of the Company for the year ended December 31, 2003 contains additional information concerning the Stock Option Plan.

Pension Plan. The Bank has a noncontributory pension plan for all eligible employees. In order to be eligible, an employee must perform at least 1,000 or more hours of service within six (6) months of his or her date of employment. The employee shall become eligible on the first day of January following the completion of one year of service and the attainment of age 21, provided such person was hired prior to his or her 60th birthday.

The following table sets forth the estimated annual retirement benefits on a straight life annuity basis to participating employees, including the Named Executive Officers, for designated years of service and remuneration levels.


                                Years of Service

Remuneration        15            20            25             30             35
------------

$   25,000      $  4,651      $  6,202      $  7,752      $  9,302      $ 10,853

    50,000        10,276        13,702        17,127        20,552        23,978

    75,000        15,901        21,202        26,502        31,802        37,103

   100,000        21,525        28,700        35,875        43,051        50,225

   125,000        27,150        36,200        45,250        54,301        63,350

   150,000        32,775        43,700        54,625        65,551        76,475

   175,000        38,400        51,200        64,000        76,801        89,600

   200,000        44,025        58,700        73,375        88,051       102,725

   225,000        49,650        66,200        82,750        99,301       115,850

   250,000        55,275        73,700        92,125       110,551       128,975

   300,000        66,525        88,700       110,875       133,051       155,226

   400,000        89,025       118,700       148,375       178,051       207,726

   450,000       100,275       133,700       167,125       200,551       233,976

   500,000       115,525       148,700       185,875       223,051       260,226

The amount of a participant's monthly normal retirement annuity is equal to .85% of the first $833 of the participant's average monthly compensation plus 1.50% of the compensation in excess of the first $833, multiplied by the number of years of credited service to the participant's normal retirement date which is attainment of age 65. The number of years of credited service used in the formula will be limited to a maximum of 35. Average monthly compensation is defined as the sum of the participant's reported basic earnings in the five consecutive plan years that produce the highest amount divided by 60. Early retirement, postponed retirement and disability retirement are also provided for in the plan.

A plan participant has a vested benefit equal to a percentage of his or her accrued benefit based on the length of his or her service, beginning at 20% after three years of service and increasing 20% per year for the next four years, with a participant fully vested at the end of year seven. Mr. Jacobs has 35 years of credited service under the Plan with current compensation covered by the Plan of $187,194 and the estimated amount of the Company's 2003 contribution for Mr. Jacobs was $18,251, as is reflected in the Summary Compensation Table appearing elsewhere in these proxy materials. Mr. Jacobs' anticipated monthly benefit at retirement at age 65 is currently estimated at $7,592.

Effective March 24, 1986, the Plan was amended by including, for purposes of calculating a participant's compensation under the Plan, any and all bonuses paid to the participant during the plan year.

The Company also offers a 401(k) profit-sharing plan for eligible employees, which was adopted in 1988. To be eligible, an employee must have obtained the age of 21 and she or he must have completed one year of service. The provisions of this plan provide for both employer and employee contributions. The Company contributed approximately $58,000, $53,000, and $51,000 to the plan for the years ending, respectively, December 31, 2003, 2002, and 2001. Please refer to
Note 10 of the Consolidated Financial Statements for additional information concerning employee benefit plans.


                                                                   Cumulative Total Return
                                       -------------------------------------------------------------------------
                                       12-31-98      12-31-99     12-31-00      12-31-01    12-31-02    12-31-03
First McMinnville Corporation*           100.00        112.59       125.49        137.19      151.04      170.53

Russell 2000 Index*                      100.00        121.26       117.59        120.52       95.83      141.11

NASDAQ Bank Index*                       100.00        216.79       113.10         88.84       61.04       80.89

IMPORTANT NOTES: (1) The information set forth above under the subheadings "Compensation Committee Report on Executive Compensation" and "Shareholder Return Performance Graph" (i) shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Company under such Act or the Securities Act, shall not be deemed to be incorporated by reference in any such filing.

(2) Return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Share price at the end and beginning of the measurement period; by (ii) the Share price at the beginning of the measurement period. The measurement period in the graph set forth above begins on the last trading day of December 31, 1998. The closing price on that date is the base amount, with cumulative returns for each subsequent twelve-month period measured as a change from that base. The cumulative return for each twelve-month period is calculated in relation to the base amount as of the last trading day of the Company's fiscal year.*]

                                 AUDIT COMMITTEE

The Audit Committee is presently comprised of Company (and Bank) directors Dyer, Gonder, and Jones. The board of directors has determined that all of the members of the Audit Committee are independent in accordance with the requirements of the SEC and the Nasdaq's Rule 4200(a)(14). (Although the Company's common stock is not listed on the Nasdaq, the Company has used the Nasdaq's independence criteria in making this judgment in accordance with applicable SEC rules.)

The Audit Committee has not at this time designated a "financial expert" as that term is used in the Sarbanes-Oxley Act of 2002. The board is considering the issues related to and the ramifications of such a designation. In addition, rules have only recently been issued by the Securities and Exchange Commission concerning financial experts, which rules are being studied by the board. The board may elect to designate a financial expert at any time.

The Report of the Audit Committee describes other matters related to the Audit Committee and its functions. The board of directors has adopted a formal, written Audit Committee Charter, a copy of which is available for inspection and copying, by appointment with the Corporate Secretary, at the Company's executive offices located at 200 East Main Street, McMinnville, Tennessee, during regular business hours.

Pursuant to its charter, the Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed during 2004 or thereafter for the Company by its independent auditors or any other auditing or accounting firm, except as described below.

The Audit Committee has established general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the board of directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Audit Committee. Pre-approval shall not be required for the provision of non-audit services if
(i) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized by the Company at the time of engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. Services such as audit of financial statements and the review of management's assessment of internal controls, assistance with computations of fair market value disclosures, review of periodic and current reports (such as Reports on Form 10-Q and Form 8-K), preparation of reports to the Board of Governors of the Federal Reserve System, and preparation of federal and state tax returns (among others) have been pre-approved by the Audit Committee.

                          REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter, as adopted by the Company's board of directors, as amended, the Audit Committee appointed by the board of directors ("Audit Committee") assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of First McMinnville Corporation ("FMC"). During 2003, the Audit Committee met seven times. The Audit Committee reviewed the interim financial and other information contained in each quarterly earnings announcement and quarterly filings to the Securities and Exchange Commission and report with the Chief Executive Officer and the Chief Financial Officer and independent auditors. The Audit Committee also discussed the results of the internal audit examinations. Company officers meet with the Audit Committee by invitation only and the committee regularly meets in executive session without the attendance of Company or Bank officers.

The Audit Committee assists the board in fulfilling its responsibilities for general oversight of the integrity of FMC's financial statements, FMC's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of FMC's internal audit function and independent auditors, and risk assessment and risk management. The Audit Committee manages FMC's relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from FMC for such advice and assistance.

FMC's management has primary responsibility for preparing FMC's financial statements and FMC's financial reporting process. FMC's independent auditors, Maggart & Associates, P.C., are responsible for expressing an opinion on the conformity of FMC's audited financial statements with accounting principles generally accepted in the United States of America.

In this context, the Audit Committee hereby reports as follows:

                  1. The Audit Committee has reviewed and discussed the audited financial statements with FMC's management.

                  2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380) and SAS 99 (Consideration of Fraud in a Financial Statement Audit).

                  3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee") and has discussed with the independent auditors the independent auditors' independence.

                  4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the board, and the board has approved, that the audited financial statements be included in FMC's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

The Audit Committee also appointed, subject to shareholder ratification, the independent auditors.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Rufus W. Gonder, Audit Committee Chair
Robert W. Jones
Arthur J. Dyer

                       PRINCIPAL AUDITOR FEES AND SERVICES

         The Audit Committee has appointed Maggart & Associates, P.C., as FMC's independent auditors for the fiscal year ending December 31, 2004. Representatives of Maggart & Associates, P.C., are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Incurred by FMC for Maggart & Associates, P.C.

         The following table shows the fees paid or accrued by FMC for the audit and other services provided by Maggart & Associates, P.C., for fiscal 2003 and 2002.


SERVICES PERFORMED                   2003                2002
Audit Fees(1)                    $ 92,855            $ 80,260

Audit-Related Fees(2)                 -0-                 -0-

Tax Fees(3)                         7,595               7,235

All Other Fees(4)                     -0-                 -0-

Total Fees                       $100,450            $ 87,495


                            NOTES TO PRECEDING TABLE

(1) Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2) Audit-related fees consisted primarily of accounting consultations, services related to assistance with regulatory capital planning and attendance at audit committee meetings.

(3) For fiscal 2003 and 2002, respectively, tax fees principally included tax preparation, tax advice and tax planning fees.

(4)      All other fees principally would include consulting engagements.

The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by FMC's independent auditors and associated fees, provided that the Chair shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the external accountant's independence. After discussing this matter among themselves, with management, and with the independent auditors, the Audit Committee believes that the provision of the specified non-audit services is compatible with maintaining the external auditor's independence.


                                 PROPOSAL NO. 2

                     RATIFICATION OF THE AUDIT COMMITTEE'S
                       SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Company's board of directors has selected Maggart & Associates, P.C. to serve as independent auditors for the current fiscal year and considers it desirable that the selection of Maggart & Associates, P.C. be submitted for ratification by the shareholders. The Audit Committee of the board of directors proposes and recommends that the shareholders ratify the selection by the Audit Committee of the firm of Maggart & Associates, P.C. to serve as independent auditors for the Company for the fiscal year that ends December 31, 2004. The firm has served as independent auditors for the Company since 1984. One or more representatives of Maggart & Associates, P.C. is expected to be present at the 2004 Annual Meeting to make such comments as they desire and to respond to questions from shareholders of our Company.

Although the shareholders are not legally required to vote on the ratification of the appointment of independent auditors for the Company, the board of directors places high importance on the shareholders' vote in this regard. If the resolution approving Maggart & Associates, P.C. as the Company's independent auditors is rejected by the shareholders then the Audit Committee will reconsider its choice of independent auditors. Even if the resolution is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. (Or course, this would not relieve the Company from any of its contractual obligations.) Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the resolution unless otherwise instructed by the shareholders. Abstentions will have the same effect as votes cast against the resolution, provided such shares are properly present at the meeting in person or by proxy, and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have no effect on the outcome. The affirmative vote of a majority of the votes cast by a quorum of the shares entitled to be cast by the holders of the Company's common stock present or represented at the Meeting and entitled to vote is required to approve the appointment of Maggart & Associates, P.C.

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF MAGGART & ASSOCIATES, P.C., AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

           STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The Company is authorized to issue 5,000,000 shares of its common stock. (Please refer to Item 5 of the Company's Annual Report on Form 10-K for the year ending December 31, 2002, for additional discussion of the Company's authorized classes of securities.) As of December 31, 2003, there were 1,043,533 issued and outstanding shares, all of which will be entitled to vote at the annual meeting. The par value of the stock has been removed and the stock is now called "no par" stock.

The following table provides information, as of December 31, 2003, with respect to the following beneficial owners of the Company's common stock:

- Each director of the Company, all of whom are also directors of the Bank;

-        Each nominee for director;

-        All Company executive officers and directors as a group.

No shareholder known to management owns as much as or more than 5% of the Company's outstanding common stock, either on the Company's records or indirectly as a "beneficial" owner.

We determined beneficial ownership by applying the General Rules and Regulations of the SEC, particularly Rule 13d-3 under the Securities Exchange Act, which state that a person may be credited with the ownership of common stock:

- Owned by or for the person's spouse, minor children or any other relative sharing the person's home;

- Of which the person shares voting power, which includes the power to vote or to direct the voting of the stock; and

- Of which the person has investment power, which includes the power to dispose or direct the disposition of the stock.

- Also, a person who has the right to acquire beneficial ownership of shares within 60 days after April 13, 2004, will be considered to own the shares. Unless otherwise indicated, the persons listed own their shares directly as individuals or in conjunction with their spouses.


                                  NUMBER OF                                          PRO FORMA PERCENT
NAME                          SHARES OWNED (1) (2)      RIGHT TO ACQUIRE         OF OUTSTANDING SHARES (1)
----                          --------------------      ----------------         -------------------------
(A) J. G. Brock                       1,902                 3,000                          0.47

Arthur J. Dyer                          412                 3,000                          0.33

Dean I. Gillespie                     4.066                   200                          0.41

Rufus W. Gonder                         412                 3,000                          0.33

G. B. Greene(3)                      14,236                 3,000                          1.72

                                  NUMBER OF                                          PRO FORMA PERCENT
NAME                          SHARES OWNED (1) (2)      RIGHT TO ACQUIRE         OF OUTSTANDING SHARES (1)
----                          --------------------      ----------------         -------------------------
Charles C. Jacobs                     8,492                 7,000                          1.47

Robert W. Jones                      16,892                 3,000                          1.90

C. Levoy Knowles                        900                 3,000                          0.37

J. Douglas Milner                       400                 3,000                          0.32

John J. Savage, Jr                    4,220                   -0-                           .40

C. M. Stanley(4)                     14,350                   -0-                          1.38

(B)  Directors and Executive
Officers as a Group (18 persons)     70,488(1)             36,600                          9.91(1)

* Less than 1%.

                            NOTES TO PRECEDING TABLE

(1) The percentages shown are based on 1,043,533 shares of the common stock actually outstanding at December 31, 2003, plus that number of shares obtainable by each person named within the 60 days next succeeding the annual meeting pursuant to the exercise of stock options. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person. The percentages have been calculated based on the pro forma number of shares of common stock deemed to be owned beneficially by such holder pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"). Thus, all options exercisable within 60 days next following the annual meeting are included in such person's total as if such person had exercised all of her or his respective options at the present date. All directors hold 3,000 options pursuant to the Stock Option Plan except that Messrs. Savage and Stanley have exercised all of their options and Mr. Gillespie has exercised all but 200 of his. (The number of shares and options have been adjusted to reflect the 2-for-1 stock split that became effective in 2003.)

(2) This information has been furnished by the directors and officers of the Company. Unless otherwise indicated, a shareholder possesses sole voting and investment power with respect to all of the shares shown opposite her or his name, including shares held in her or his individual retirement account. Shares held in self-directed Individual Retirement Accounts have been shown in each director's total, and classified as subject to the director's sole voting and dispositive authority. The ownership shown is that reported to the Company as of a recent date. The totals shown include shares held in the name of spouses, minor children, certain relatives, trusts, estates, custodial arrangements for children, and certain affiliated companies and/or business entities as to which beneficial ownership may be disclaimed.

(3) Includes 2,244 shares held by a trust for which Mr. Greene's spouse acts as trustee. Mr. Greene disclaims beneficial ownership of the trust shares.

(4)      Includes 8,876 shares of a trust as to which Mr. Stanley is a trustee.

                                       ***

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. (The Company knows of no 10% or greater beneficial owner.)

Based solely on its review of the copies of such forms received by it, or (if applicable) written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, for the period January 1, 2003 through December 31, 2003, its executive officers and Directors complied with all filing requirements applicable to them.

                              CERTAIN TRANSACTIONS

Certain Directors and officers of the Company, businesses with which they are associated, and members of their immediate families are customers of First National Bank of McMinnville and have had transactions with the First National Bank in the ordinary course of the Bank's business. From time to time, the Bank makes loans to Directors and executive officers of the Company and First National Bank, and related persons and entities, for the financing of homes, for home improvement, and for consumer and commercial loans. (The Company relies upon its Directors and executive officers for identification of their respective associates and affiliates (as those terms are defined in the Securities Exchange
Act).) All material transactions involving loans and commitments to such persons and businesses are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectibility nor present other unfavorable features.

The indebtedness of management (including the Directors and their respective interests) and these related parties to First National Bank was approximately $5,584,000 at December 31, 2003 and thus equal to an estimated 3.81% of the total currently outstanding First National Bank loans (net of loan loss reserve) as of December 31, 2003. This indebtedness is equal to approximately 11.64% of the Company's total shareholders' equity at December 31, 2003. In the opinion of the board of directors, such transactions have not involved more than a normal risk of collectibility nor presented other unfavorable features, nor were any of these related-party loans restructured or charged off in such year. Except as disclosed under "Executive Compensation," and except as set forth below, our executive officers, directors and director-nominee(s) did not have any other significant business relationships with us which would require disclosure under applicable SEC regulations and no such transactions are anticipated during the 2004 fiscal year.

                        THE COMPANY'S NOMINATION PROCESS

The Company's board of directors acts as its own nominating committee. There is no nominating committee charter at this time. Except for Mr. Jacobs, each member of the nominating committee is independent within the meaning of Rule 4200(a)(14) of the NASD, which is a definition of independence of a national securities exchange registered pursuant to Section 6(a) of the Exchange Act or a national securities association registered pursuant to Section 15A(a) of the Exchange Act that has been approved by the SEC (as that definition may be modified or supplemented). In determining director independence, the Company has applied that definition consistently to all members of the nominating committee and used the independence standards of the same national securities exchange or national securities association for purposes of nominating committee disclosure under the requirements of the SEC's rules and regulations including the audit committee disclosure required under Item 7(d)(3)(iv) of the Securities Exchange Act's Schedule 14A.

The board, acting as its own nominating committee, has not adopted any formal policies or procedures with regard to the consideration of any director candidates recommended by security holders, but the board will consider director candidates recommended by shareholders. In general, the board would require the consent of any proposed director candidate to be considered and to be nominated, and such person's undertaking to serve if elected, as well as the type of information that must be disclosed by and about directors, nominees, and executive officers of the Company under the federal securities laws and as may now or hereafter be required by the Company's charter and bylaws as to shareholder nominees. Further, the committee could be expected to want information about the specific types of contributions, including community involvement, business attraction, and public credibility that a candidate has. The board believes that these informal standards are sufficient to serve the Company's needs in its marketplace.

The procedures to be followed by security holders in submitting recommendations are set forth under the heading "Shareholder Proposals and Nominations for the 2005 Annual Meeting." At present, there are no differences between the process for identifying and evaluating nominees for director used by the board of directors in its nominating committee function, including nominees recommended by security holders, and the board's manner in evaluating nominees for director based on whether the nominee is recommended by a shareholder. The Company does not at the present time pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

The Company's board, acting as its own nominating committee, did not receive, by a date not later than the 120th calendar day before the date of the Company's proxy statement released to shareholders in connection with its previous year's annual meeting, a recommended nominee from a security holder that beneficially owned more than 5% of the Company's voting common stock for at least one year as of the date the recommendation was made, or from a group of security holders that beneficially owned, in the aggregate, more than 5% of the Company's voting common stock, with each of the securities used to calculate that ownership held for at least one year as of the date the recommendation was made.

         NASD RULE 4200(a)(14) provides that:

         "Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The following persons shall not be considered independent:

         (A) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

         (B) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (C) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         (D) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

         (E) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

As noted above, the board believes that all members of the nominating committee are independent other than Mr. Jacobs.

        SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2005 ANNUAL MEETING

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in FMC's proxy statement for the annual meeting next year, the written proposal must be received by the Corporate Secretary of FMC at our principal executive offices no later than December 1, 2004. If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in FMC's proxy statement is instead a reasonable time before FMC begins to print and mail its proxy materials. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

        Corporate Secretary
        First McMinnville Corporation
        200 East Main Street
        McMinnville, Tennessee 37110
        Fax: (931) 473-6952

For a shareholder proposal that is not intended to be included in FMC's proxy statement under Rule 14a-8, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of FMC common stock to approve that proposal, provide the information required by the bylaws of FMC and give timely notice to the Corporate Secretary of FMC in accordance with the bylaws of FMC, which, in general, require that the notice be received by the Corporate Secretary of FMC:

-        Not earlier than the close of business on January 14, 2005, and

-        Not later than the close of business on February 15, 2005.

If the date of the shareholder meeting is moved more than 30 days before or 60 days after the anniversary of the FMC annual meeting for the prior year, then notice of a shareholder proposal that is not intended to be included in FMC's proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and no later than the close of business on the later of the following two dates:

-        90 days prior to the meeting; and

-        10 days after public announcement of the meeting date.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board's Nominating and Governance Committee. Any such recommendations should include the nominee's name and qualifications for board membership and should be directed to the Corporate Secretary of FMC at the address of our principal executive offices set forth above. In addition, the bylaws of FMC permit shareholders to nominate directors for election at an annual shareholder meeting. To nominate a director, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of FMC common stock to elect such nominee and provide the information required by the bylaws of FMC, as well as a statement by the nominee acknowledging that he or she will owe a fiduciary obligation to FMC and its shareholders. In addition, the shareholder must give timely notice to the Corporate Secretary of FMC in accordance with the bylaws of FMC, which, in general, require that the notice be received by the Corporate Secretary of FMC within the time period described above under "Shareholder Proposals."

BYLAW PROVISIONS: The Company's bylaws are available for inspection at the Company's Main Office located at 200 East Main Street, McMinnville, Tennessee 37110, during the Company's normal business hours by appointment with Carol Locke, who works with Investor Services. You may contact the Investor Services Department at 931.473.4402 or at our Main Office mentioned above. Our bylaws contain provisions regarding the requirements for making shareholder proposals and nominating director candidates. http://www.capitalbk.com/IntestorServices.

RISK OF UNTIMELY OR NO DELIVERY. Risk of timely delivery of shareholder proposals or other business, and risk of compliance with applicable rules concerning such business, is and remains on the proponent. Because risk of non-delivery or untimely delivery remains with the shareholder, we urge you to use caution in mailing any proposals to the Company.

              PLEASE EXECUTE THIS PROXY AND RETURN IT IMMEDIATELY.

                                      PROXY

                          FIRST MCMINNVILLE CORPORATION
                  FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 13, 2004

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE
COMPANY.

The undersigned holder of Common Stock, no par value per share ("Common Stock") of FIRST MCMINNVILLE CORPORATION (the "Company") hereby appoints J. J. Savage, Jr., C. Levoy Knowles, and Carl M. Stanley, each with full power to appoint his substitute, as proxy for the undersigned to attend, vote and act for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Board Room of First National Bank of McMinnville, 200 East Main Street, McMinnville, Tennessee 37110, on Tuesday, April 13, 2004 (the "Meeting") at 2:30 p.m. (Local Time), and at any adjournments and postponements thereof, and hereby revokes any proxy previously given by the undersigned. The record date for the Annual Meeting is February 29, 2004.

The Common Stock represented by this proxy will be voted in accordance with any choice specified in this proxy. If no specification is made, the persons named below will vote such common stock for the election of the directors named in this proxy and for the ratification of the specified auditors, and in the discretion of the proxy as to any other matter to properly come before the annual meeting. If this proxy is not dated, it shall be deemed to be dated on the date on which this proxy was mailed by the Company.

1.       To elect as Directors the Nominees listed below:

[ ]      FOR all Nominees listed below                [ ]     WITHHOLD AUTHORITY to vote
         (except as marked to the contrary below)             for all Nominees listed below

         (INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, VOTE "FOR" ALL NOMINEES AND THEN STRIKE A LINE THROUGH THE INDIVIDUAL NOMINEE'S NAME IN THE LIST BELOW.)

         Class II -  John Gregory Brock, Arthur J. Dyer, Rufus W. Gonder,
                     G. B. Greene, and Robert W. Jones

2. To ratify the appointment of Maggart & Associates, P.C., as independent auditors for the Company for the fiscal year ending December 31, 2004.

         [ ]   FOR               [ ]   AGAINST       [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as properly may come before the meeting.

The following rules apply to this proxy: When shares are held by joint tenants, both should sign. If you are signing as attorney, executor, administrator, trustee, or guardian, you must give your full title as such. If you are signing on behalf of a corporation or limited liability company, you must sign in full corporate name by the president, chief manager or other authorized officer. If you are signing on behalf of a partnership, you must sign in partnership name by an authorized person.

Date:                          , 2004
      -------------------------      --------------------------------------
                                           Signature

                                     --------------------------------------
                                          Signature, if held jointly

I plan to attend: |_|